UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): MArch 19, 2019

PREDICTIVE TECHNOLOGY GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

000-56008 (Commission File Number)	90-1139372 (IRS Employer Identification No.)
2735 E. Parleys Way, Suite 205, Salt Lake City, Utah (principal executive offices)	84109 (Zip Code)

+1 (888) 407-9761
(registrant’s telephone number, including area code)
_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02-Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 19, 2019 the Company’s management announced that both Senator Orrin G. Hatch and Ronald Barhorst joined the Company’s board, effective immediately. Senator Hatch brings experience from his seven terms as a U.S. Senator including serving as a member and/or chair of various U.S. Senate committees. Mr. Barhorst brings 25 years of experience as a senior executive in the financial services industry and has served as an advisor to the company or its predecessors for nearly 10 years.

Senator Hatch is an attorney and retired politician who served as a U.S. Senator from Utah for 42 years. First elected in 1976, he was the longest-serving Republican U.S. Senator in history.  Senator Hatch served as either the chair or ranking minority member of the Senate Judiciary Committee from 1993 to 2005. He previously chaired the Senate Committee on Health, Education, Labor, and Pensions from 1981 to 1987. Senator Hatch also served as Chairman of the Senate Finance Committee. On January 3, 2015, after the 114th United States Congress was sworn in, Hatch became President pro tempore of the Senate. Senator Hatch retired from the U.S. Senate in 2019.

Mr. Barhorst is chair of The California State University Foundation. He is retired as president and chief executive officer of ING Financial Advisers, LLC and ING Investment Advisors, LLC and Systematized Benefits Administrators, Inc. He was also head of national accounts, healthcare and government markets. He previously served as director of residential services for Montgomery County Board of Mental Retardation and Development Disabilities and as treasurer for the Ohio Private Residential Services Association and Executive Director of Choices in Community Living, a non-profit organization he developed. Mr. Barhorst has served on numerous non-profit boards, including the California Business Roundtable for Education Excellence.

Senator Hatch replaced Mr. Ferguson's position as a director of the Company.

These two appointments expand Predictive’s Board to six including four independent directors.

Item 9.01 -Financial Statements and Exhibits.

(a)

Financial statements of business acquired.  Not applicable.

(b)

Pro forma financial information.  Not applicable.

(c)

Shell company transactions.  Not applicable.

(d)

Exhibits.

17.1 Letter of Resignation- Ferguson

99.1 Press Release New Directors- Hatch and Barhorst

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2019	PREDICTIVE TECHNOLOGY GROUP, INC.

By /s/ Bradley Robinson
Chief Executive Officer